UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2026

AXIOM INTELLIGENCE ACQUISITION CORP 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42708	98-1849669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

89 Nexus Way, Camana Bay,

Grand Cayman, KY1-9009

Cayman Islands

(Address of principal executive offices)

+1 763 343 8772

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	AXINU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AXIN	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	AXINR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On May 25, 2026, Axiom Intelligence Acquisition Corp 1, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), with Terra Quantum AG, a company limited by shares organized under the laws of Switzerland (the “Company”), Markus Pflitsch, an individual, solely in his capacity as representative for the Company Shareholders’, the Swiss HoldCo Shareholders’ and the Management Shareholders (the “Shareholder Representative”), and, solely for purposes of Section 11.3 of the Business Combination Agreement, Douglas Ward (“Ward”). Pursuant to the terms of the Business Combination Agreement, Axiom Intelligence Holdings 1,LLC, a Delaware limited liability company (“Sponsor”), will form a public limited company organized under the Laws of Switzerland (“PubCo”), and PubCo will form an exempted company limited by shares incorporated under the laws of the Cayman Islands, to be a direct wholly owned subsidiary of PubCo (“Merger Sub” and, together with PubCo each, individually, an “Acquisition Entity”). Following the formation of each Acquisition Entity, each such Acquisition Entity will enter into a joinder to the Business Combination Agreement, in form and substance satisfactory to SPAC and the Company. The Business Combination Agreement and the transactions contemplated thereby were recommended by the special committee of board of directors of the SPAC and were unanimously approved by the boards of directors of each of SPAC and the Company. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Business Combination Agreement.

The Business Combination

The Business Combination Agreement provides for, among other things, the following transactions: (i) prior to the Initial Closing, the shareholders of the Company will form a company limited by shares organized under the laws of Switzerland (“Swiss HoldCo”), and the Company Shareholders will contribute their Company Shares into Swiss HoldCo (the “Swiss HoldCo Contribution”) such that the Company becomes a subsidiary of Swiss HoldCo; (ii) SPAC will merge with and into Merger Sub, with Merger Sub as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly owned subsidiary of PubCo (the “Initial Merger”); and (iii) not earlier than one Business Day following the Initial Merger, Swiss HoldCo will merge with and into PubCo, with PubCo as the surviving entity in the merger (the “Acquisition Merger”). The Initial Merger, the Acquisition Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”. The Business Combination is expected to close following the receipt of the required approval by SPAC’s shareholders and the fulfillment of other customary closing conditions.

Business Combination and Earnout Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, (i) immediately prior to the Initial Merger, every ten (10) SPAC Rights will be converted into one (1) SPAC Class A Ordinary Share; provided, that no fraction of a SPAC Class A Ordinary Share will be issued, and each person who would otherwise be entitled to a fraction of a SPAC Class A Ordinary Share shall instead have the number of SPAC Class A Ordinary Shares issued to such person rounded down in the aggregate to the nearest whole SPAC Class A Ordinary Share; (ii) each issued and outstanding SPAC Ordinary Share, including the new shares issued in conversion with the SPAC Rights, will be cancelled and exchanged for one PubCo Ordinary Share; and (iii) each Swiss HoldCo ordinary share issued and outstanding immediately prior to the Acquisition Merger will be cancelled and exchanged for the right to receive a number of newly issued PubCo Ordinary Shares equal to the Exchange Ratio (as defined in the Business Combination Agreement).

In addition to the consideration described above, the Swiss HoldCo Shareholders (including the holders of Assumed Virtual Share Awards) shall have the right to receive an aggregate of up to 50,000,000 additional PubCo Ordinary Shares (the “Swiss HoldCo Earnout Shares”), and certain management shareholders (or their respective nominees) shall have the right to receive an aggregate of up to 25,000,000 additional PubCo Ordinary Shares (the “Management Earnout Shares” and, together with the Swiss HoldCo Earnout Shares, the “Earnout Shares”), in each case in accordance with Section 2.7 of the Business Combination Agreement. The Earnout Shares shall be issuable in three tranches upon the satisfaction of the following conditions during the eight-year period commencing on the Acquisition Closing Date: (x) 25,000,000 Earnout Shares upon the 30-day VWAP of the PubCo Ordinary Shares equaling or exceeding $12.50; (y) 25,000,000 Earnout Shares upon the 30-day VWAP equaling or exceeding $15.00; and (z) 25,000,000 Earnout Shares upon the 30-day VWAP equaling or exceeding $17.50. Vesting of all outstanding Earnout Shares shall accelerate upon a Change of Control of PubCo, pursuant to which the consideration payable per share equals or exceeds the applicable VWAP threshold.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. The parties have also agreed, among other things, (i) that PubCo will adopt a new equity incentive plan establishing an initial share reserve equal to 10% of the outstanding PubCo Ordinary Shares on a fully diluted basis immediately following the Acquisition Closing (and including a 5% annual “evergreen” provision), and (ii) that on the Acquisition Closing, the board of directors of PubCo shall be reconstituted to consist of seven (7) directors, which shall include five (5) directors designated by the Company and two (2) directors designated by SPAC. For U.S. federal income tax purposes, it is intended that the SPAC Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

Conditions to Each Party’s Obligations

The obligations of SPAC and the Company to consummate the Business Combination are subject to certain closing conditions, including, but not limited to, (i) the Proxy/Registration Statement has become effective; (ii) the approval by the SPAC shareholders and the Company shareholders (or Swiss HoldCo shareholders, as applicable) of the transactions contemplated by the Business Combination Agreement and the other transaction proposals has been obtained; (iii) (a) PubCo’s listing application with Nasdaq is approved and (b) the PubCo Ordinary Shares to be issued in connection with the Business Combination shall have been approved for listing on Nasdaq, subject to official notice of issuance; (iv) the accuracy of representations and warranties to various standards; (v) material compliance with pre-closing covenants; (vi)the establishment and securing of a combined company directors’ and officers’ liability insurance policy providing tail coverage for SPAC; (vii) the bring-down to closing of a representation that no material adverse effect has occurred (both for SPAC and the Company); (viii) the absence of a legal prohibition on consummating the transaction; (ix) compliance by Sponsor with certain provisions in the Sponsor Support Agreement (as defined below); (x) compliance by the Company Shareholders with certain provisions in the Shareholder Support Agreements (as defined below); (xi) the delivery of customary certificates, ancillary agreements, and the Employment Agreements; and (xii) the receipt by SPAC of a fairness opinion from an independent investment banking firm or other independent entity.

Termination

The Business Combination Agreement may be terminated under customary and limited circumstances prior to the Closing of the Business Combination, including, but not limited to: (i) by mutual written consent of SPAC and the Company; (ii) by the Company or SPAC if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any final and nonappealable Governmental Order making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions; (iii) by the Company or SPAC if the Acquisition Closing shall not have occurred on the 30th Business Day following the occurrence of the Initial Closing; (iv) by the Company if the required vote at the SPAC Shareholders’ Meeting has not been obtained; (v) by the Company if SPAC breaches certain provisions of the Business Combination Agreement; (vi) by SPAC if there is any breach of any representation, warranty, covenant or agreement on the part of the Company or Swiss HoldCo such that the closing conditions would not be satisfied, subject to a 30-day cure period; and (vii) by the Company if there is any breach of any representation, warranty, covenant or agreement on the part of SPAC or any Acquisition Entity such that the closing conditions would not be satisfied, subject to a 30-day cure period. In addition, the Business Combination Agreement may be terminated by either SPAC or the Company if the transactions contemplated by the Business Combination Agreement have not been consummated on or prior to the date that is one (1) year after the initial filing date of the Proxy/Registration Statement with the SEC. The Business Combination Agreement also permits SPAC to terminate the agreement during the Diligence Review Period if SPAC determines, in its sole discretion, that the results of its continuing due diligence investigation of the Company, Swiss HoldCo or the Transactions are not satisfactory to SPAC. In the event of such termination, Ward, the SPAC CEO, will be required to pay the Company a termination fee of $15,000,000 within five (5) Business Days following such termination.

Survival; No Post-Closing Indemnification

None of the parties nor any of their respective Affiliates, officers, directors, shareholders or Representatives shall have any liability following the Acquisition Closing for any breach of any representation, warranty, covenant or agreement contained in the Business Combination Agreement (other than covenants and agreements that by their terms expressly contemplate performance in whole or in part after the Acquisition Closing), and no claim may be brought by any Person against any party or any of their respective Affiliates, officers, directors, shareholders or Representatives with respect thereto.

The Business Combination Agreement contains representations, warranties, covenants and other agreements that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been filed with this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about SPAC, the Company or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SPAC’s public disclosures.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC, the Company and Sponsor entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which Sponsor has agreed, among other things: (a) to vote all of its SPAC Shares in favor of the transactions contemplated by the Business Combination Agreement and other transaction proposals; (b) to vote against any proposals that would materially impede the transactions contemplated by the Business Combination Agreement or any other transaction proposal; (c) not to redeem any of its SPAC Shares in connection with SPAC Share Redemptions; (d) not to Transfer any of its SPAC Shares prior to the Acquisition Closing; and (e) not to Transfer any PubCo Ordinary Shares received in connection with the Initial Merger until the earlier of (i) 180 days after the Acquisition Closing Date, or earlier if, subsequent to the Acquisition Closing Date, the VWAP of the PubCo Ordinary Shares equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing after the Acquisition Closing Date, or (ii) subsequent to the Acquisition Closing Date, the date on which PubCo consummates a liquidation, merger, share exchange or other similar transaction which results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, in each case subject to certain permitted transfers.

The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 hereto.

Shareholder Voting, Support and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC and the Company entered into a form of Shareholder Voting, Support and Lock-Up Agreement (the “Shareholder Support Agreement”), to be entered into by certain shareholders of the Company, pursuant to which such shareholders will agree, among other things: (a) to vote all of their Company Shares (or, following the Swiss HoldCo Contribution, their Swiss HoldCo Shares) in favor of the Acquisition Merger and the other transactions contemplated by the Business Combination Agreement; (b) to vote against any proposals that would materially impede the transactions contemplated by the Business Combination Agreement; (c) to participate in the Swiss HoldCo Contribution; (d) to waive any dissenters’ rights and pre-emptive rights in connection with the transactions; (e) not to Transfer any of their Subject Shares prior to the Acquisition Closing; and (f) not to Transfer any PubCo Ordinary Shares received as Shareholder Merger Consideration until the earlier of (i) 180 days after the Acquisition Closing Date, or earlier if, subsequent to the Acquisition Closing Date, the VWAP of the PubCo Ordinary Shares equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing after the Acquisition Closing Date, or (ii) subsequent to the Acquisition Closing Date, the date on which the Company consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, in each case subject to certain permitted transfers.

The foregoing description of the Form of Shareholder Support Agreement is subject to and qualified in its entirety by reference to the full text of the Form of Shareholder Voting, Support and Lock-Up Agreement, a copy of which is attached as Exhibit 10.2 hereto.

Forward-Looking Statements

This Current Report on Form 8-K, including the description of the transactions, agreements, and other information contained herein and the exhibits hereto (collectively, this “Communication”) includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed Business Combination. All statements other than statements of historical fact contained in this Communication, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Company, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed Business Combination, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of SPAC and the Company, which are all subject to change due to various factors. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this Communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements contained in this Communication are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the timing and structure of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to successfully or timely consummate the Business Combination and the other transactions in connection therewith, including as a result of any regulatory approvals that are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of SPAC or the Company is not obtained; the risk that the Business Combination disrupts current plans and operations of SPAC or the Company as a result of the announcement and consummation of the Business Combination; the ability of the Company to grow and manage growth profitably and retain its key employees; the inability to obtain or maintain the listing of PubCo’s securities on Nasdaq following the Business Combination; failure to realize the anticipated benefits of the Business Combination; risk relating to the uncertainty of the projected financial information with respect to the Company; the amount of redemption requests made by SPAC’s shareholders and the amount of funds available in the SPAC trust account; the overall level of demand for the Company’s products and services; general economic conditions and other factors affecting the Company’s business; the Company’s ability to implement its business strategy; the Company’s ability to manage expenses; changes in applicable laws and governmental regulation and the impact of such changes on the Company’s business; the Company’s exposure to litigation claims and other loss contingencies; the risks associated with negative press or reputational harm; the Company’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, the Company’s technology infrastructure; changes in tax laws and liabilities; and changes in legal, regulatory, political and economic risks and the impact of such changes on the Company’s business, risks related to the Company’s ability to develop, commercialize and scale its quantum computing, quantum security and AI-driven optimization solutions; risks related to the emerging and evolving nature of the quantum technology industry, including uncertainty regarding market adoption, technological feasibility and customer demand; risks related to rapid technological change, competition and evolving industry standards; and risks related to reliance on key personnel, scientific talent, strategic partners, and third-party infrastructure providers, and other risks and uncertainties described in the SPAC’s filings with the SEC, including under the heading “Risk Factors” in SPAC’s Annual Report on Form 10-K and subsequent filings with the SEC. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PubCo’s Registration Statement on Form F-4 (the “Registration Statement”), the proxy statement/prospectus discussed below and other documents filed by PubCo or SPAC from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither SPAC nor the Company presently know, or that SPAC or the Company currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect SPAC’s and the Company’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or SPAC’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. SPAC and the Company anticipate that subsequent events and developments may cause their assessments to change. However, while PubCo, SPAC and the Company may elect to update these forward-looking statements at some point in the future, PubCo, SPAC and the Company specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by the Company nor SPAC or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing SPAC’s or the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of the Company and SPAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Company, SPAC or any other entity.

Important Information About the Proposed Business Combination and Where to Find It

This Communication relates to a proposed Business Combination between the Company and SPAC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed Business Combination will be submitted to the shareholders of the Company and SPAC for their consideration.

PubCo intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to SPAC’s shareholders in connection with SPAC’s solicitation for proxies for the vote by SPAC’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Swiss HoldCo shareholders in connection with the completion of the proposed Business Combination. SPAC and PubCo also will file other documents regarding the proposed Business Combination with the SEC.

After the Registration Statement has been filed and declared effective, SPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. This Communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that SPAC will send to its shareholders in connection with the Business Combination. SPAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with SPAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about SPAC, PubCo, the Company and the proposed Business Combination. Shareholders and investors may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by SPAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to SPAC. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

SPAC, PubCo and the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from SPAC’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SPAC’s shareholders in connection with the proposed transactions will be set forth in PubCo’s proxy statement/prospectus when it is filed with the SEC. You can find more information about SPAC’s directors and executive officers in SPAC’s final prospectus filed with the SEC on June 18, 2025, as well as in the SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 25, 2026, and in subsequent filings with the SEC, including the proxy statement/prospectus relating to the proposed Business Combination when it becomes available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being filed herewith:

(d) Exhibits

Exhibit Number	Description
2.1	Business Combination Agreement, dated as of May 25, 2026, by and among Axiom Intelligence Acquisition Corp 1, Terra Quantum AG, Markus Pflitsch and Douglas Ward
10.1	Sponsor Support Agreement, dated as of May 25, 2026, by and among Terra Quantum AG, Axiom Intelligence Acquisition Corp 1 and Axiom Intelligence Holdings 1, LLC
10.2	Form of Shareholder Voting, Support and Lock-Up Agreement, by and among Axiom Intelligence Acquisition Corp 1, Terra Quantum AG and the shareholders party thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2026

AXIOM INTELLIGENCE ACQUISITION CORP 1

By:	/s/ Richard H. Dodd
Name:	Richard H. Dodd
Title:	Executive Chairman